UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period:	July 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Small Cap Growth Fund

Semiannual report
12 | 31 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 17

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	7
Your fund’s expenses	8
Terms and definitions	10
Other information for shareholders	11
Financial statements	12

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Message from the Trustees

February 7, 2018

Dear Fellow Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/17. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 10–11.

2 Small Cap Growth Fund

William J. Monroe, CFA
Portfolio Manager

Bill has an M.B.A. from the University of Chicago Booth School of Business and a B.S. in Finance from Miami University. He joined Putnam in 2012 and has been in the investment industry since 1996.

Bill, how was the market environment for small-cap growth stocks during the six-month period ended December 31, 2017?

Investor optimism about U.S. tax reform, which was signed into law on December 22, 2017; a solidly improving U.S. economy; and strong corporate earnings contributed to a favorable environment for equities, including small-cap growth stocks. Additionally, the equity market’s strong performance for the period, and all of 2017 for that matter, was notable in that it lacked any meaningful corrections that typically accompany rallies.

Growth stocks outperformed value stocks during the period — extending a bias that we saw in the first half of 2017. This bifurcation has meant that stocks with the highest price-to-earnings [P/E] multiples outperformed those stocks with the lowest P/Es. I believe this development reflected a shift in investor interest from more mature, safer, old-economy companies in the financials and consumer staples sectors to higher-growth, more pro-cyclical and new-age companies in the technology and health-care services sectors.

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

How did the fund perform in this environment?

The fund delivered a solid return of 11.10% for the six months ended December 31, 2017, in line with its benchmark, the Russell 2000 Growth Index, which returned 11.09%. In addition, the fund outperformed the average return of 10.98% for funds in its Lipper peer group, Small-Cap Growth Funds.

Bottom-up stock selection, rather than top-down macroeconomic factors or sector allocation strategies, was the primary contributor to these results. Within the fund’s portfolio, the most notable performers were stocks of companies in the industrials, information technology, and consumer discretionary sectors. On the other hand, health care weighed on results due to security selection results.

Did you make any notable changes to the portfolio?

Midway through the period, I began to make some changes to the fund’s positioning within the health-care sector. I increased the fund’s exposure to what I believe are a few higher-quality biotechnology companies and reduced the fund’s exposure to a few health-care equipment providers. In an evolving landscape, I believe these holdings, including Nektar Therapeutics, which was acquired during the reporting period, have the potential to grow organically with breakthrough drugs and treatments.

Could you discuss some holdings that were top contributors to performance during the period?

Despite health care being a headwind for performance, the fund had some standout performers in that sector. The fund’s overweight positioning in Nektar Therapeutics, a pharmaceutical company with a diverse drug development platform, was the fund’s largest contributor to performance for the period. The company saw favorable results in early trials of an immunotherapy drug that is showing promise in fighting several cancer types. Nektar also has a novel pain management drug in development, which I believe could be helpful in combating the growing opioid epidemic.

Another top-performing stock was Trex, an outdoor decking company that offers a highly durable alternative to wood. With its strong brand presence, Trex has enjoyed favorable results in response to a strong housing market. SiteOne Landscape Supply also enjoyed good results that were tied to the robust housing market. I believe SiteOne’s management has been effective in growing the company organically, as well as through strategic mergers and acquisitions of attractive takeover targets.

What holdings detracted most from fund performance during the period?

Two of the fund’s top detractors were underperforming health-care stocks that I sold from the portfolio due to my diminished conviction about their prospects. Both Evolent Health and GenMark Diagnostics struggled in response to questions about their future profitability in a fast-changing health-care market.

The fund’s position in K2M Group Holdings, a specialty medical-device company focused on difficult-to-treat spinal disorders, was a disappointment for the period. K2M experienced slower-than-expected growth in the third quarter of 2017, and the stock sold off. I continue to maintain a position in this stock, as I believe it offers strong growth potential.

Small Cap Growth Fund 5

What are your thoughts about prospects for small-cap investing in 2018?

Valuations in the small-cap universe appear slightly elevated, in my opinion, but I see strong opportunities in selective stocks that I believe are in a good position to outgrow expectations and also benefit from the new tax legislation. Small-cap companies are typically more domestically focused than large-cap companies, so I believe they could see a significant boost to profitability with the new lower corporate tax rates.

I am especially excited about this dynamic for many consumer and industrial stocks, as I believe the tax savings will spur growth in investments in the industrial economy as well as people investing in their homes. I am also upbeat about prospects for small-cap investing because, by their nature, small companies are often young in their life cycle. As such, they have the potential to grow at very high rates for a longer period compared with larger companies. In addition, small-company stocks tend to be under-researched relative to many large companies — creating an opportunity to uncover less well-known stocks with attractive return potential, in my view.

Finally, the macroeconomic backdrop in the United States should be supportive of stocks in 2018 and 2019, in my view. With U.S. economic growth picking up steam, one could argue that we are in a Goldilocks economy. Wages are beginning to increase, yet inflation remains modest. Against this backdrop, the Federal Reserve is in a position to continue raising interest rates gradually without choking off the recovery.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/97)
Before sales charge	10.69%	92.70%	6.78%	90.71%	13.78%	26.73%	8.22%	20.19%	11.10%
After sales charge	10.36	81.62	6.15	79.74	12.44	19.45	6.10	13.28	4.71
Class B (3/18/02)
Before CDSC	10.36	82.03	6.17	83.76	12.94	23.90	7.40	19.29	10.67
After CDSC	10.36	82.03	6.17	81.76	12.69	20.90	6.53	14.29	5.67
Class C (3/18/02)
Before CDSC	9.86	78.77	5.98	83.71	12.93	23.91	7.41	19.29	10.68
After CDSC	9.86	78.77	5.98	83.71	12.93	23.91	7.41	18.29	9.68
Class M (3/18/02)
Before sales charge	10.14	83.35	6.25	86.00	13.21	24.82	7.67	19.59	10.83
After sales charge	9.95	76.93	5.87	79.49	12.41	20.45	6.40	15.40	6.95
Class R (12/1/03)
Net asset value	10.42	87.98	6.52	88.38	13.50	25.80	7.95	19.89	10.99
Class R6 (6/29/15)
Net asset value	10.91	98.42	7.09	93.96	14.17	28.21	8.64	20.72	11.36
Class Y (11/3/03)
Net asset value	10.89	97.63	7.05	93.18	14.08	27.70	8.49	20.51	11.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Small Cap Growth Fund 7

Comparative index returns For periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000
Growth Index	6.79%	140.89%	9.19%	102.96%	15.21%	34.11%	10.28%	22.17%	11.09%
Lipper Small-Cap
Growth Funds	8.17	125.36	8.31	91.94	13.83	32.26	9.68	23.16	10.98
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/17, there were 586, 558, 502, 457, 342, and 106 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/17

	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/17	$33.97	$36.04	$30.17	$30.06	$31.40	$32.54	$32.86	$35.11	$35.06
12/31/17	37.74	40.04	33.39	33.27	34.80	36.06	36.47	39.10	39.01

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/17	1.21%	1.96%	1.96%	1.71%	1.46%	0.77%	0.96%
Annualized expense ratio for the
six-month period ended 12/31/17*	1.20%	1.95%	1.95%	1.70%	1.45%	0.76%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 12/31/17.

8 Small Cap Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/17 to 12/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.39	$10.35	$10.36	$9.03	$7.71	$4.05	$5.06
Ending value (after expenses)	$1,111.00	$1,106.70	$1,106.80	$1,108.30	$1,109.90	$1,113.60	$1,112.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/17, use the following calculation method. To find the value of your investment on 7/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.11	$9.91	$9.91	$8.64	$7.37	$3.87	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,021.37	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

10 Small Cap Growth Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 11

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

12 Small Cap Growth Fund

The fund’s portfolio 12/31/17 (Unaudited)

COMMON STOCKS (99.6%)*	Shares	Value
Aerospace and defense (4.7%)
BWX Technologies, Inc.	54,758	$3,312,311
HEICO Corp.	29,851	2,816,442
Mercury Systems, Inc. †	31,695	1,627,538
		7,756,291
Automobiles (0.8%)
Winnebago Industries, Inc.	22,600	1,256,560
		1,256,560
Banks (1.2%)
Pacific Premier Bancorp, Inc. †	49,412	1,976,480
		1,976,480
Biotechnology (10.6%)
Acceleron Pharma, Inc. † S	27,058	1,148,342
Array BioPharma, Inc. † S	103,300	1,322,240
Avexis, Inc. †	12,000	1,328,040
Clovis Oncology, Inc. †	19,725	1,341,300
Emergent BioSolutions, Inc. †	39,300	1,826,271
Exact Sciences Corp. †	36,660	1,926,116
Ligand Pharmaceuticals, Inc. † S	18,700	2,560,591
Mirati Therapeutics, Inc. †	21,556	393,397
Portola Pharmaceuticals, Inc. †	24,900	1,212,132
Puma Biotechnology, Inc. †	7,000	691,950
Repligen Corp. † S	38,221	1,386,658
Sage Therapeutics, Inc. †	5,700	938,847
Sarepta Therapeutics, Inc. † S	21,504	1,196,483
		17,272,367
Building products (4.5%)
Patrick Industries, Inc. †	53,487	3,714,672
Trex Co., Inc. †	33,009	3,577,846
		7,292,518
Capital markets (3.9%)
Evercore, Inc. Class A	35,881	3,229,290
Hamilton Lane, Inc. Class A	59,420	2,102,874
WisdomTree Investments, Inc. S	81,600	1,024,080
		6,356,244
Chemicals (3.2%)
Ferro Corp. †	139,400	3,288,446
Orion Engineered Carbons SA (Luxembourg)	74,225	1,900,160
		5,188,606
Commercial services and supplies (1.5%)
Healthcare Services Group, Inc. S	47,463	2,502,249
		2,502,249
Construction and engineering (1.8%)
MasTec, Inc. †	35,990	1,761,711
Quanta Services, Inc. †	31,900	1,247,609
		3,009,320
Construction materials (2.3%)
Summit Materials, Inc. Class A †	119,929	3,770,562
		3,770,562

Small Cap Growth Fund 13

COMMON STOCKS (99.6%)* cont.	Shares	Value
Diversified consumer services (4.8%)
Bright Horizons Family Solutions, Inc. †	38,734	$3,640,996
Chegg, Inc. † S	52,214	852,132
Grand Canyon Education, Inc. †	37,400	3,348,422
		7,841,550
Electronic equipment, instruments, and components (3.1%)
Littelfuse, Inc.	16,938	3,350,675
Rogers Corp. †	10,900	1,764,928
		5,115,603
Equity real estate investment trusts (REITs) (2.4%)
QTS Realty Trust, Inc. Class A S	42,200	2,285,552
STAG Industrial, Inc.	57,772	1,578,909
		3,864,461
Health-care equipment and supplies (4.9%)
Heska Corp. †	8,100	649,701
Insulet Corp. †	27,719	1,912,611
Integra LifeSciences Holdings Corp. †	23,100	1,105,566
K2M Group Holdings, Inc. †	74,500	1,341,000
Merit Medical Systems, Inc. †	29,700	1,283,040
Penumbra, Inc. † S	18,225	1,714,973
		8,006,891
Health-care providers and services (1.0%)
HealthEquity, Inc. †	35,852	1,672,854
		1,672,854
Hotels, restaurants, and leisure (2.1%)
Wingstop, Inc. S	86,471	3,370,640
		3,370,640
Household durables (2.1%)
Installed Building Products, Inc. †	45,551	3,459,598
		3,459,598
Household products (1.7%)
Central Garden & Pet Co. †	70,746	2,753,434
		2,753,434
Insurance (1.2%)
Kinsale Capital Group, Inc.	43,062	1,937,790
		1,937,790
Internet software and services (8.7%)
2U, Inc. † S	34,687	2,237,658
Envestnet, Inc. †	40,033	1,995,645
GoDaddy, Inc. Class A †	57,503	2,891,251
Instructure, Inc. †	41,400	1,370,340
j2 Global, Inc. S	30,733	2,305,897
LogMeIn, Inc.	17,200	1,969,400
Q2 Holdings, Inc. †	41,606	1,533,181
		14,303,372
IT Services (1.6%)
MAXIMUS, Inc.	37,420	2,678,524
		2,678,524

14 Small Cap Growth Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value
Machinery (3.8%)
ESCO Technologies, Inc.	39,100	$2,355,775
John Bean Technologies (JBT) Corp.	34,400	3,811,520
		6,167,295
Media (3.9%)
Cable One, Inc. S	2,600	1,828,710
Liberty Media Corp. — Liberty Braves Class A †	61,310	1,351,886
Live Nation Entertainment, Inc. †	76,700	3,265,119
		6,445,715
Pharmaceuticals (3.7%)
Aclaris Therapeutics, Inc. † S	59,800	1,474,668
Nektar Therapeutics †	59,000	3,523,480
Pacira Pharmaceuticals, Inc. †	23,762	1,084,735
		6,082,883
Road and rail (1.2%)
Saia, Inc. †	28,667	2,028,190
		2,028,190
Semiconductors and semiconductor equipment (4.6%)
Advanced Energy Industries, Inc. † S	22,000	1,484,560
Brooks Automation, Inc.	51,776	1,234,858
Entegris, Inc.	52,200	1,589,490
Integrated Device Technology, Inc. †	62,800	1,867,044
MKS Instruments, Inc.	14,500	1,370,250
		7,546,202
Software (7.9%)
Everbridge, Inc. †	73,990	2,198,983
Proofpoint, Inc. † S	17,566	1,560,036
PROS Holdings, Inc. †	52,600	1,391,270
QAD, Inc. Class A	51,869	2,015,111
RealPage, Inc. †	80,801	3,579,484
RingCentral, Inc. Class A †	46,042	2,228,433
		12,973,317
Specialty retail (2.9%)
Five Below, Inc. †	59,164	3,923,756
Lumber Liquidators Holdings, Inc. † S	26,200	822,418
		4,746,174
Trading companies and distributors (3.5%)
H&E Equipment Services, Inc.	45,237	1,838,884
SiteOne Landscape Supply, Inc. † S	50,707	3,889,227
		5,728,111
Total common stocks (cost $132,058,982)		$163,103,801

SHORT-TERM INVESTMENTS (12.6%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 1.55% [d]	19,970,650	$19,970,650
Putnam Short Term Investment Fund 1.45% L	623,007	623,007
Total short-term investments (cost $20,593,657)		$20,593,657

TOTAL INVESTMENTS
Total investments (cost $152,652,639)		$183,697,458

Small Cap Growth Fund 15

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $163,790,539.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Consumer discretionary	$27,120,237	$—	$—
Consumer staples	2,753,434	—	—
Financials	10,270,514	—	—
Health care	33,034,995	—	—
Industrials	34,483,974	—	—
Information technology	42,617,018	—	—
Materials	8,959,168	—	—
Real estate	3,864,461	—	—
Total common stocks	163,103,801	—	—
Short-term investments	623,007	19,970,650	—
Totals by level	$163,726,808	$19,970,650	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

16 Small Cap Growth Fund

Statement of assets and liabilities 12/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $19,384,539 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $132,058,982)	$163,103,801
Affiliated issuers (identified cost $20,593,657) (Notes 1 and 5)	20,593,657
Dividends, interest and other receivables	80,525
Receivable for shares of the fund sold	312,601
Prepaid assets	55,352
Total assets	184,145,936

LIABILITIES
Payable for shares of the fund repurchased	23,649
Payable for compensation of Manager (Note 2)	77,892
Payable for custodian fees (Note 2)	5,195
Payable for investor servicing fees (Note 2)	53,015
Payable for Trustee compensation and expenses (Note 2)	74,997
Payable for administrative services (Note 2)	1,663
Payable for distribution fees (Note 2)	94,213
Collateral on securities loaned, at value (Note 1)	19,970,650
Other accrued expenses	54,123
Total liabilities	20,355,397
Net assets	$163,790,539

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$139,960,800
Accumulated net investment loss (Note 1)	(987,656)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,227,424)
Net unrealized appreciation of investments and assets and liabilities	31,044,819
Total — Representing net assets applicable to capital shares outstanding	$163,790,539

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($119,601,499 divided by 3,169,109 shares)	$37.74
Offering price per class A share (100/94.25 of $37.74)*	$40.04
Net asset value and offering price per class B share ($2,654,092 divided by 79,479 shares)**	$33.39
Net asset value and offering price per class C share ($8,719,616 divided by 262,086 shares)**	$33.27
Net asset value and redemption price per class M share ($1,297,090 divided by 37,268 shares)	$34.80
Offering price per class M share (100/96.50 of $34.80)*	$36.06
Net asset value, offering price and redemption price per class R share
($7,860,248 divided by 215,532 shares)	$36.47
Net asset value, offering price and redemption price per class R6 share
($9,688,443 divided by 247,774 shares)	$39.10
Net asset value, offering price and redemption price per class Y share
($13,969,551 divided by 358,136 shares)	$39.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 17

Statement of operations Six months ended 12/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $3,288)	$316,022
Interest (including interest income of $13,704 from investments in affiliated issuers) (Note 5)	13,704
Securities lending (net of expenses) (Notes 1 and 5)	29,223
Total investment income	358,949

EXPENSES
Compensation of Manager (Note 2)	435,354
Investor servicing fees (Note 2)	176,445
Custodian fees (Note 2)	9,993
Trustee compensation and expenses (Note 2)	919
Distribution fees (Note 2)	229,117
Administrative services (Note 2)	2,897
Blue sky expense	48,698
Other	57,796
Total expenses	961,219
Expense reduction (Note 2)	(8,578)
Net expenses	952,641

Net investment loss	(593,692)

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	428,547
Net unrealized appreciation of securities in unaffiliated issuers during the period	16,616,584
Net gain on investments	17,045,131

Net increase in net assets resulting from operations	$16,451,439

The accompanying notes are an integral part of these financial statements.

18 Small Cap Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/17*	Year ended 6/30/17
Operations
Net investment loss	$(593,692)	$(598,377)
Net realized gain on investments	428,547	25,676,370
Net unrealized appreciation of investments	16,616,584	6,603,242
Net increase in net assets resulting from operations	16,451,439	31,681,235
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(3,552)
Class R6	—	(36,836)
Class Y	—	(20,943)
Decrease from capital share transactions (Note 4)	(5,851,393)	(17,460,610)
Total increase in net assets	10,600,046	14,159,294

NET ASSETS
Beginning of period	153,190,493	139,031,199
End of period (including accumulated net investment loss
of $987,656 and $393,964, respectively)	$163,790,539	$153,190,493

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 19

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	net investment income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
December 31, 2017**	$33.97	(.13)	3.90	3.77	—	—	—	$37.74	11.10*	$119,601	.60*	(.37)*	36*
June 30, 2017	27.38	(.11)	6.70	6.59	—[d]	—[d]	—	33.97	24.07	112,740	1.21	(.37)	127
June 30, 2016	32.34	.07[e]	(5.03)	(4.96)	—	—	—	27.38	(15.34)	104,743	1.22[f]	.26[e,f]	66
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	29.13	26.82	124,234	1.24	(.55)	57
June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	—[d]	22.97	25.58	101,158	1.25	.50	98
Class B
December 31, 2017**	$30.17	(.23)	3.45	3.22	—	—	—	$33.39	10.67*	$2,654	.98 *	(.74)*	36*
June 30, 2017	24.50	(.31)	5.98	5.67	—	—	—	30.17	23.14	2,568	1.96	(1.12)	127
June 30, 2016	29.16	(.11) [e]	(4.55)	(4.66)	—	—	—	24.50	(15.98)	2,012	1.97[f]	(.45) [e,f]	66
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57
June 30, 2013	16.86	(.06)	4.23	4.17	—	—	—[d]	21.03	24.73	679	2.00	(.30)	98
Class C
December 31, 2017**	$30.06	(.23)	3.44	3.21	—	—	—	$33.27	10.68*	$8,720	.98 *	(.75)*	36*
June 30, 2017	24.41	(.31)	5.96	5.65	—	—	—	30.06	23.15	9,900	1.96	(1.12)	127
June 30, 2016	29.05	(.13) [e]	(4.51)	(4.64)	—	—	—	24.41	(15.97)	8,520	1.97[f]	(.52) [e,f]	66
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57
June 30, 2013	16.80	(.05)	4.20	4.15	—	—	—[d]	20.95	24.70	5,703	2.00	(.26)	98
Class M
December 31, 2017**	$31.40	(.20)	3.60	3.40	—	—	—	$34.80	10.83*	$1,297	.85*	(.62)*	36*
June 30, 2017	25.44	(.25)	6.21	5.96	—	—	—	31.40	23.43	1,200	1.71	(.87)	127
June 30, 2016	30.20	(.06) [e]	(4.70)	(4.76)	—	—	—	25.44	(15.76)	1,169	1.72[f]	(.24) [e,f]	66
June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	30.20	10.46	1,482	1.71	(.80)	91
June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57
June 30, 2013	17.33	—[d]	4.34	4.34	—	—	—[d]	21.67	25.04	1,024	1.75	.02	98
Class R
December 31, 2017**	$32.86	(.17)	3.78	3.61	—	—	—	$36.47	10.99*	$7,860	.73*	(.49)*	36*
June 30, 2017	26.55	(.19)	6.50	6.31	—	—	—	32.86	23.77	7,920	1.46	(.62)	127
June 30, 2016	31.44	(.01) [e]	(4.88)	(4.89)	—	—	—	26.55	(15.55)	7,446	1.47[f]	(.02) [e,f]	66
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	28.40	26.50	10,707	1.49	(.81)	57
June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	—[d]	22.45	25.32	9,279	1.50	.24	98
Class R6
December 31, 2017**	$35.11	(.05)	4.04	3.99	—	—	—	$39.10	11.36*	$9,688	.38*	(.15)*	36*
June 30, 2017	28.29	.02	6.93	6.95	(.13)	(.13)	—	35.11	24.61	8,719.77		.07	127
June 30, 2016	33.28	.24[e,g]	(5.23)	(4.99)	—	—	—	28.29	(14.99)	6,781	.81[f]	.82[e,f,g]	66
June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	33.28	.97*	10	— *h	— *h	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

20 Small Cap Growth Fund	Small Cap Growth Fund 21

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	net investment income	distributions	fees	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class Y
December 31, 2017**	$35.06	(.09)	4.04	3.95	—	—	—	$39.01	11.27*	$13,970	.48*	(.23)*	36*
June 30, 2017	28.25	(.04)	6.93	6.89	(.08)	(.08)	—	35.06	24.39	10,144.96		(.12)	127
June 30, 2016	33.29	.13[e,g]	(5.17)	(5.04)	—	—	—	28.25	(15.14)	8,359	.97[f]	.44[e,f,g]	66
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	33.29	11.30	17,112.96		(.06)	91
June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	29.91	27.11	13,433.99		(.30)	57
June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	—[d]	23.53	25.95	10,013	1.00	.74	98

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.10	0.37%
Class B	0.10	0.38
Class C	0.09	0.35
Class M	0.10	0.37
Class R	0.10	0.35
Class R6	0.12	0.43
Class Y	0.10	0.34

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

h Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

22 Small Cap Growth Fund	Small Cap Growth Fund 23

Notes to financial statements 12/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through December 31, 2017.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2017, the index was composed of companies having market capitalizations of between approximately $43.67 million and $10.21 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

24 Small Cap Growth Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Small Cap Growth Fund 25

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $19,970,650 and the value of securities loaned amounted to $19,384,539.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2017, the fund had a capital loss carryover of $6,574,252 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$6,574,252	N/A	$6,574,252	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

26 Small Cap Growth Fund

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $393,964 to its fiscal year ending June 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and June 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and June 30, 2017).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $152,733,818, resulting in gross unrealized appreciation and depreciation of $33,438,512 and $2,474,872, respectively, or net unrealized appreciation of $30,963,640.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.314% of the fund’s average net assets before a decrease of $54,665 (0.035% of the fund’s average net assets) based on performance.

Small Cap Growth Fund 27

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$135,932	Class R	9,168
Class B	2,986	Class R6	2,243
Class C	11,248	Class Y	13,398
Class M	1,470	Total	$176,445

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the reporting period, the fund’s expenses were reduced by $332 under the expense offset arrangements and by $8,246 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $114, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

28 Small Cap Growth Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$144,435
Class B	1.00%	1.00%	12,699
Class C	1.00%	1.00%	47,806
Class M	1.00%	0.75%	4,690
Class R	1.00%	0.50%	19,487
Total			$229,117

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,924 and $21 from the sale of class A and class M shares, respectively, and received $4,797 and $48 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$55,988,759	$60,253,322
U.S. government securities (Long-term)	—	—
Total	$55,988,759	$60,253,322

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	117,265	$4,163,387	370,069	$11,604,784
Shares issued in connection with
reinvestment of distributions	—	—	108	3,438
	117,265	4,163,387	370,177	11,608,222
Shares repurchased	(267,325)	(9,419,019)	(877,108)	(27,316,992)
Net decrease	(150,060)	$(5,255,632)	(506,931)	$(15,708,770)

Small Cap Growth Fund 29

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,939	$61,783	16,582	$463,359
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	1,939	61,783	16,582	463,359
Shares repurchased	(7,593)	(232,396)	(13,567)	(370,291)
Net increase (decrease)	(5,654)	$(170,613)	3,015	$93,068

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	11,881	$375,350	87,944	$2,466,223
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	11,881	375,350	87,944	2,466,223
Shares repurchased	(79,172)	(2,514,279)	(107,664)	(2,988,663)
Net decrease	(67,291)	$(2,138,929)	(19,720)	$(522,440)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	4,788	$157,834	5,407	$161,129
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	4,788	157,834	5,407	161,129
Shares repurchased	(5,720)	(187,917)	(13,160)	(371,014)
Net decrease	(932)	$(30,083)	(7,753)	$(209,885)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	11,408	$386,330	45,967	$1,381,996
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	11,408	386,330	45,967	1,381,996
Shares repurchased	(36,853)	(1,231,014)	(85,408)	(2,586,903)
Net decrease	(25,445)	$(844,684)	(39,441)	$(1,204,907)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	17,533	$645,842	77,094	$2,511,432
Shares issued in connection with
reinvestment of distributions	—	—	1,123	36,836
	17,533	645,842	78,217	2,548,268
Shares repurchased	(18,065)	(655,296)	(69,606)	(2,280,195)
Net increase (decrease)	(532)	$(9,454)	8,611	$268,073

30 Small Cap Growth Fund

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	111,877	$4,162,771	204,838	$6,691,081
Shares issued in connection with
reinvestment of distributions	—	—	622	20,380
	111,877	4,162,771	205,460	6,711,461
Shares repurchased	(43,062)	(1,564,769)	(212,028)	(6,887,210)
Net increase (decrease)	68,815	$2,598,002	(6,568)	$(175,749)

At the close of the reporting period, Putnam Investments, LLC owned 305 class R6 shares of the fund (0.12% of class R6 shares outstanding), valued at $11,926.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	cost	proceeds	income	of 12/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$24,642,225	$55,687,160	$60,358,735	$161,551	$19,970,650
Putnam Short Term
Investment Fund**	1,624,061	27,136,931	28,137,985	13,704	623,007
Total Short-term
investments	$26,266,286	$82,824,091	$88,496,720	$175,255	$20,593,657

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Growth Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Small Cap Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
	Officers	Mark C. Trenchard
Custodian	Robert L. Reynolds	Vice President and
State Street Bank	President	BSA Compliance Officer
and Trust Company
	Jonathan S. Horwitz	Nancy E. Florek
Legal Counsel	Executive Vice President,	Vice President, Director of
Ropes & Gray LLP	Principal Executive Officer, and	Proxy Voting and Corporate
	Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

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SA076 309406 2/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018